Exhibit 10.31

For Bank Use Only	Reviewed by

Due May 31, 2004
Customer # 0013592421	Loan # 34

INSTALLMENT OR SINGLE PAYMENT NOTE

$1,500,00.00	NOVEMBER 25, 2003

FOR VALUE RECEIVED, the undersigned borrower (the “Borrower”), promises to pay to the order of U.S. BANK N.A. (the “Bank”), the principal sum of ONE MILLION FIVE HUNDRED THOUSAND AND NO/100 Dollars ($ 1,500,00.00) the “Loan Amount”).

1.               Terms for Advance(s).  [Choose One:]s

☐           Single Advance.

☒            Multiple Advances. Prior to MAY 31, 2004 or the earlier termination hereof, the Borrower may obtain advances from the Bank under this Note in an aggregate amount not exceeding the Loan Amount.  Although this Note is expressed as payable in the full Loan Amount, the Borrower will be obligated to pay only the amounts actually disbursed hereunder, together with accrued interest on the outstanding balance at the rates and on the dates specified therein and such other charges provided for herein.

2.               Interest.

The unpaid principal balance will bear interest at an annual rate equal to the prime rate announced by the Bank.

The interest rate hereunder will be adjusted each time that the prime rate changes.

3.               Payment Schedule.

Interest is payable beginning DECEMBER 31, 2003, and on the same date of each CONSECUTIVE month thereafter (except that if a given month does not have such a date, the last day of such month), plus a final interest payment with the final payment of principal.

Principal is payable on MAY 31, 2004.

4.               Closing Fee.  ☐  If checked here, the Borrower will pay the Bank a one-time closing fee of $ n/a contemporaneously with execution of this Note. This fee is in addition to all other fees, expenses and other amounts due hereunder.

5.               Late Payment Fee.  Subject to applicable law, if any payment is not made on or before its due date, the Bank may collect a delinquency charge of 5.00% of the unpaid amount. Collection of the late payment fee shall not be deemed to be a waiver of the Bank’s right to declare a default hereunder.

6.               Calculation of Interest.  Interest will be computed for the actual number of days principal is unpaid, using a daily factor obtained by dividing the stated interest rate by 360.

7.               Default Interest Rate.  Notwithstanding any provision of this Note to the contrary, upon any default or at any time during the continuation thereof (including failure to pay upon maturity), the Bank may, at its option and subject to applicable law, increase the interest rate on this Note to a rate of 5% per annum plus the interest rate otherwise payable hereunder. Notwithstanding the foregoing and subject to applicable law, upon the occurrence of a default by the Borrower or any guarantor involving bankruptcy, insolvency, receivership proceedings or an assignment for the benefit of creditors, the interest rate on this Note shall automatically increase to a rate of 5% per annum plus the rate otherwise payable hereunder.

8.               Maximum Rate.  In no event will the interest rate hereunder exceed that permitted by applicable law.  If any interest or other charge is finally determined by a court of competent jurisdiction to exceed the maximum amount permitted by law, the interest or charge shall be reduced to the maximum permitted by law, and the Bank may credit any excess amount previously collected against the balance due or refund the amount to the Borrower.

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9.               Additional Terms.

10.         Financial Information.  The Borrower will (i) maintain accounting records in accordance with generally recognized and accepted principles of accounting consistently applied throughout the accounting periods involved; (ii) provide the Bank with such information concerning its business affairs and financial condition (including insurance coverage) as the Bank may reasonably request; and (iii) without request, provide the Bank with annual financial statements prepared by an accounting firm acceptable to the Bank within 120 days of the end of each fiscal year.

11.         Credit Balances; Setoff.   As additional security for the payment of the obligations described in this Note or any document securing or related to the loan evidenced by this Note (collectively the “Loan Documents”) and any other obligations of the Borrower to the Bank of any nature whatsoever (collectively the “Obligations”), the Borrower hereby grants to the Bank a security interest in, a lien on and an express contractual right to set off against all depository account balances, cash and any other property of the Borrower now or hereafter in the possession of the Bank and the right to refuse to allow withdrawals from any account (collectively “Setoff”).  The Bank may, at any time upon the occurrence of a default hereunder (notwithstanding any notice requirements or grace/cure periods under this or other agreements between the Borrower and the Bank) Setoff against the Obligations whether or not the Obligations (including future installments) are then due or have been accelerated, all without any advance or contemporaneous notice or demand of any kind to the Borrower, such notice and demand being expressly waived.

12.         Advances and Paying Procedure.  The Bank is authorized and directed to credit any of the Borrower’s accounts with the Bank (or to the account the Borrower designates in writing) for all loans made hereunder, and the Bank is authorized to debit such account or any other account of the Borrower with the Bank for the amount of any principal, interest or expenses due under the Note or other amount due hereunder on the due date with respect thereto.  Payments due under the Note and other Loan Documents will be made in lawful money of the United States.  All payments may be applied by the Bank to principal, interest and other amounts due under the Loan Documents in any order which the Bank elects.  If, upon any request by the Borrower to the Bank to issue a wire transfer, there is an inconsistency between the name of the recipient of the wire and its identification number as specified by the Borrower, the Bank may, without liability, transmit the payment via wire based solely upon the identification number.

13.         Defaults.  Notwithstanding any cure periods described below, the Borrower shall immediately notify the Bank in writing when the Borrower obtains knowledge of the occurrence of any default specified below.  Regardless of whether the Borrower has given the required notice, the occurrence of one or more of the following shall constitute a default:

(a)          Nonpayment.  The Borrower shall fail to pay (i) any interest due on this Note or any fees, charges, costs or expenses under the Loan Documents by 5 days after the same becomes due; or (ii) any principal amount of this Note when due.

(b)         Nonperformance.  The Borrower or any guarantor of the Borrower’s Obligations to the Bank (“Guarantor”) shall fail to perform or observe any agreement, term, provision, condition, or covenant (other than a default occurring under (a), (c), (d), (e), (f) or (g) of this paragraph 13) required to be performed or observed by the Borrower or any Guarantor hereunder or under any other Loan Document or other agreement with or in favor of the Bank.

(c)          Misrepresentation.  Any financial information, statement, certificate, representation or warranty given to the Bank by the Borrower or any Guarantor (or any of their representatives) in connection with entering into this Note or the other Loan Documents and/or any borrowing thereunder, or required to be furnished under the terms thereof, shall prove untrue or misleading in any material respect (as determined by the Bank in the exercise of its judgment) as of the time when given.

(d)         Default on Other Obligations.  The Borrower or any Guarantor shall be in default under the terms of any loan agreement, promissory note, lease, conditional sale contract or other agreement, document or instrument evidencing, governing or securing any indebtedness owing by the Borrower or any Guarantor to the Bank or any indebtedness in excess of $10,000 owing by the Borrower to any third party, and the period of grace, if any, to cure said default shall have passed.

(e)          Judgments.  Any judgment shall be obtained against the Borrower or any Guarantor which, together with all other outstanding unsatisfied judgments against the Borrower (or such Guarantor), shall exceed the sum of $10,000 and shall remain unvacated, unbonded or unstayed for a period of 30 days following the date of entry thereof.

(f)            Inability to Perform; Bankruptcy/Insolvency.  (i) The Borrower or any Guarantor shall die or cease to exist; or (ii) any Guarantor shall attempt to revoke any guaranty of the Obligations described herein, or any guaranty becomes unenforceable in whole or in part for any reason; or (iii) any bankruptcy, insolvency or receivership proceedings, or an assignment for the benefit of creditors, shall be commenced under any Federal or state law by or against the Borrower or any Guarantor; or (iv) the Borrower or any Guarantor shall become the subject of any out-of-court settlement with its creditors; or (v) the Borrower or any Guarantor is unable or admits in writing its inability to pay its debts as they mature; or (vi) if the Borrower is a limited liability company, any member thereof shall withdraw or otherwise become disassociated from the Borrower.

(g)         Adverse Change; Insecurity.  (i) There is a material adverse change in the business, properties, financial condition or affairs of the Borrower or any Guarantor, or in any collateral securing the Obligations; or (ii) the Bank in good faith deems itself insecure.

14.         Termination of Loans; Additional Bank Rights.  Upon the occurrence of any of the events identified in paragraph 13, the Bank may at any time (notwithstanding any notice requirements or grace/cure periods under this or other agreements between the Borrower

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and the Bank) (i) immediately terminate its obligation, if any, to make additional loans to the Borrower; (ii) Setoff; and/or (iii) take such other steps to protect or preserve the Bank’s interest in any collateral, including without limitation, notifying account debtors to make payments directly to the Bank, advancing funds to protect any collateral and insuring collateral at the Borrower’s expense; all without demand or notice of any kind, all of which are hereby waived.

15.         Acceleration of Obligations.  Upon the occurrence of any of the events identified in paragraph 13(a) through 13(e) and 13(g), and the passage of any applicable cure periods, the Bank may at any time thereafter, by written notice to the Borrower, declare the unpaid principal balance of any Obligations, together with the interest accrued thereon and other amounts accrued hereunder and under the other Loan Documents, to be immediately due and payable; and the unpaid balance shall thereupon be due and payable, all without presentation, demand, protest or further notice of any kind, all of which are hereby waived, and notwithstanding anything to the contrary contained herein or in any of the other Loan Documents.  Upon the occurrence of any event under paragraph 13(f), the unpaid principal balance of any Obligations, together with all interest accrued thereon and other amounts accrued hereunder and under the other Loan Documents, shall thereupon be immediately due and payable, all without presentation, demand, protest or notice of any kind, all of which are hereby waived, and notwithstanding anything to the contrary contained herein or in any of the other Loan Documents. Nothing contained in paragraph 13 or 14 or this paragraph shall limit the Bank’s right to Setoff as provided in this Note.

16.         Collateral.  This Note is secured by any and all security interests, pledges, mortgages or liens now or hereafter in existence granted to the Bank to secure indebtedness of the Borrower to the Bank (unless prohibited by law), including, without limitation, as described in the following documents: COLLATERAL PLEDGE AGREEMENT DATED NOVEMBER 25, 2003

17.         Guaranties.  This Note is guarantied by each and every guaranty now or hereafter in existence guarantying the indebtedness of the Borrower to the Bank (except for any guaranty expressly limited by its terms to a specific separate obligation of Borrower to the Bank) including, without limitation, the following: N/A

18.         Additional Bank Rights.  Without affecting the liability of any Borrower, endorser, surety or guarantor, the Bank may, without notice, renew or extend the time for payment, accept partial payments, release or impair any collateral security for the payment of this Note, or agree not to sue any party liable on it.

19.         Warranties.  The Borrower makes the following warranties: (A) This Note and the other Loan Documents are the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their terms. (B) The execution, delivery and performance of this Note and all other Loan Documents to which the Borrower is a party (i) are within the borrower’s power; (ii) have been duly authorized by all appropriate entity action; (iii) do not require the approval of any governmental agency; and (iv) will not violate any law, agreement or restriction by which the Borrower is bound. (C) If the Borrower is not an individual, the Borrower is validly existing and in good standing under the laws of its state of organization, has all requisite power and authority and possesses all licenses necessary to conduct its business and own its properties.

20.         Waivers; Relationship to Other Documents.  All Borrowers, endorsers, sureties and guarantors waive presentment, protest, demand, and notice of dishonor. No delay on the part of the Bank in exercising any right, power or privilege hereunder or under any of the other Loan Documents will operate as a waiver thereof, nor will any single or partial exercise of any right, power or privilege hereunder preclude other or further exercise thereof or the exercise of any other right, power or privilege. The warranties, covenants and other obligations of the Borrower (and rights and remedies of the Bank) in this Note and all related documents are intended to be cumulative and to supplement each other.

21.         Expenses and Attorneys’ Fees.  Upon demand, the Borrower will immediately reimburse the Bank and any participant in the Obligations (“Participant”) for all attorneys’ fees and all other costs, fees and out-of-pocket disbursements incurred by the Bank or any Participant in connection with the preparation, execution, delivery, administration, defense and enforcement of this Note or any of the other Loan Documents, including attorneys’ fees and all other costs and fees (a) incurred before or after commencement of litigation or at trial, on appeal or in any other proceeding, (b) incurred in any bankruptcy proceeding and (c) related to any waivers or amendments with respect thereto (examples of costs and fees include but are not limited to fees and costs for: filing, perfecting or confirming the priority of the Bank’s lien, title searches or insurance, appraisals, environmental audits and other reviews related to the Borrower, any collateral or the loans, if requested by the Bank).  The Borrower will also reimburse the Bank and any Participant for all costs of collection before and after judgment, and the costs of preservation and/or liquidation of any collateral.

22.         Applicable Law and Jurisdiction; Interpretation; Joint Liability; Severability. This Note and all other Loan Documents shall be governed by and interpreted in accordance with the internal laws of the State of OREGON, except to the extent superseded by Federal law.  Invalidity of any provisions of this Note shall not affect any other provision.  THE BORROWER HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT SITUATED IN THE COUNTY OR FEDERAL JURISDICTION OF THE BANK’S BRANCH WHERE THE LOAN WAS ORIGINATED, AND WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, WITH REGARD TO ANY ACTIONS, CLAIMS, DISPUTES OR PROCEEDINGS RELATING TO THIS NOTE, THE COLLATERAL, ANY OTHER LOAN DOCUMENT, OR ANY TRANSACTIONS ARISING THEREFROM, OR ENFORCEMENT AND/OR INTERPRETATION OF ANY OF THE FOREGOING. Nothing herein shall affect the Bank’s rights to serve process in any manner permitted by law, or limit the Bank’s right to bring proceedings against the Borrower in the competent courts of any other jurisdiction or jurisdictions.  This Note, the other Loan Documents and any amendments hereto (regardless of when executed) will be deemed effective and accepted only upon the Bank’s receipt of the executed originals thereof. If there is more than one Borrower, the liability of the Borrowers shall be joint and several, and the reference to “Borrower” shall be deemed to refer to all Borrowers.  Invalidity of any provision of this Note shall not affect the validity of any other provision.

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23.         Participations/Guarantors/Successors.  The Bank may, at its option, sell all or any interests in the Note and other Loan Documents to other financial institutions (the “Participant”), and in connection with such sales (and thereafter) disclose any financial information the Bank may have concerning the Borrower to any such Participant or potential Participant.  From time to time, the Bank may, in its discretion and without obligation to the Borrower, any Guarantor or any other third party, disclose information about the Borrower and this loan to any Guarantor, surety or other accommodation party.  This provision does not obligate the Bank to supply any information or release the Borrower from its obligation to provide such information, and the Borrower agrees to keep all Guarantors advised of its financial condition and other matters which may be relevant to the Guarantors’ obligations to the Bank.  The rights, options, powers and remedies granted in this Agreement and the other Loan Documents will extend to the Bank and to its successors and assigns, will be binding upon the Borrower and its successors and assigns and will be applicable hereto and to all renewals and/or extensions hereof.

24.         Copies; Entire Agreement; Modification.  The Borrower hereby acknowledges the receipt of a copy of this Note and all other Loan Documents.  This Note is a “transferable record” as defined in applicable law relating to electronic transactions.  Therefore, the holder of this Note may, on behalf of Borrower, create a microfilm or optical disk or other electronic image of this Note that is an authoritative copy as defined in such law.  The holder of this Note may store the authoritative copy of such Note in its electronic form and then destroy the paper original as part of the holder’s normal business practices.  The holder, on its own behalf, may control and transfer such authoritative copy as permitted by such law.

IMPORTANT: READ BEFORE SIGNING.  THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING, EXPRESSING CONSIDERATION AND SIGNED BY THE PARTIES ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. THE TERMS OF THIS AGREEMENT MAY ONLY BE CHANGED BY ANOTHER WRITTEN AGREEMENT. THIS NOTICE SHALL ALSO BE EFFECTIVE WITH RESPECT TO ALL OTHER CREDIT AGREEMENTS NOW IN EFFECT BETWEEN BORROWER AND THE BANK.  A MODIFICATION OF ANY OTHER CREDIT AGREEMENTS NOW IN EFFECT BETWEEN BORROWER AND THE BANK, WHICH OCCURS AFTER RECEIPT BY BORROWER OF THIS NOTICE, MAY BE MADE ONLY BY ANOTHER WRITTEN INSTRUMENT.  ORAL OR IMPLIED MODIFICATIONS TO SUCH CREDIT AGREEMENTS ARE NOT ENFORCEABLE AND SHOULD NOT BE RELIED UPON.

25.         Waiver of Jury Trial.  THE BORROWER AND THE BANK HEREBY JOINTLY AND SEVERALLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO ANY OF THE LOAN DOCUMENTS, THE OBLIGATIONS THEREUNDER, ANY COLLATERAL SECURING THE OBLIGATIONS, OR ANY TRANSACTION ARISING THEREFROM OR CONNECTED THERETO.  THE BORROWER AND THE BANK EACH REPRESENTS TO THE OTHER THAT THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY GIVEN.

26.         Attachments. All documents attached hereto, including any appendices, schedules, riders, and exhibits to this Installment or Single Payment Note, are hereby expressly incorporated by reference.

(Individual Borrower)		BIOJECT MEDICAL TECHNOLOGIES INC.
Borrower Name (Organization)

		a	OREGON Corporation

Borrower Name	N/A	By	/s/ Michael A. Temple

		Name and Title	MICHAEL A. TEMPLE, EXECUTIVE VICE PRESIDENT

By

Borrower Name	N/A	Name and Title

Borrower Address:	7620 SW BRIDGEPORT ROAD, PORTLAND, OR 97224

Borrower Telephone No.:

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CORPORATE RESOLUTION FOR BORROWING AND/OR PLEDGING ASSETS

BIOJECT MEDICAL TECHNOLOGIES INC.

NAME OF CORPORATION

WHEREAS, this corporation may enter into financial transactions or accommodations with U.S. BANK N.A. (the “Bank”) from time to time;

NOW, THEREFORE, RESOLVED, that any 1 of the officers of this corporation denoted below: [mark authorized officers]

☐	Chairman of the Board	☐	Treasurer	☒	Other:	EXECUTIVE VICE PRESIDENT
☐	President	☐	Secretary	☐	Other:
☐	Any Vice President	☐	Any Assistant Treasurer	☐	Other:
		☐	Any Assistant Secretary	☐	Other:

is (are) authorized, on behalf of and in the name of this corporation, (a) to borrow money from the time to time in such amounts as such officer(s) shall deem advisable; (b) to make, execute, seal with the corporate seal, and deliver to the Bank, from time to time, loan agreements, disbursing agreements, notes, applications for letters of credit, and other evidence of or agreements concerning such indebtedness, in such amounts with such maturities, at such rates of interest, and upon such terms and conditions as said officer(s) shall approve; (c) to pledge, assign, mortgage or otherwise grant a security interest in any or all real property, fixtures, tangible or intangible personal property, or any other assets of this corporation, to execute, seal with the corporate seal, and deliver to the Bank such security agreements, chattel mortgages, assignments, financing statements, real estate mortgages, deeds of trust, lease or rental assignments, assignments of life insurance, agreements not to encumber, or other agreements respecting any or all interests in real or personal property now owned or hereafter acquired by this corporation as may be requested by the Bank to secure any obligations of this corporation to the Bank or to secure the obligations of a third party to the Bank, now existing or hereafter arising, all upon such terms and conditions as said officer(s) shall approve, and to perform such acts required of this corporation in such agreements or otherwise to perfect such security interests; (d) to sell to the Bank, with or without recourse, accounts, contract rights, general intangibles, instruments, documents, chattel paper, equipment, inventory, insurance policies, deposit accounts, rights in action or other personal property of this corporation; (e) to endorse or assign and deliver such property to the Bank, and from time to time to withdraw and make substitutions of such property, or to sell such property to third persons and cause the proceeds of such sales to be applied against the obligations of this corporation to the Bank; (f) to give subordinations, guaranties or other financial accommodations to the Bank (it being the judgment of the governing body of this corporation that any such guaranties may reasonably be expected to benefit the corporation); and (g) to endorse and deliver for discount with the Bank, notes, certificates of deposit, bills of exchange, orders for the payment of money, chattel paper, commercial, or other business paper, howsoever drawn, either belonging to or coming into the possession of this corporation.  The signature(s) of said officer(s) appearing on any of the foregoing instruments shall be conclusive evidence of (his/her) (their) approval thereof.

FURTHER RESOLVED, that the authority granted to the officers of this corporation shall continue in full force and effect, and said Bank may rely thereon in dealing with such officers, unless and until written notice of any change in or revocation of such authority shall be delivered to said Bank to the attention of Commercial Loan Servicing by an officer or director of this corporation, and any action taken by said officers and relied on by said Bank pursuant to the authority granted herein prior to its receipt of such written notice shall be fully and conclusively binding on this corporation.

FURTHER RESOLVED, that the actions of any officer of this corporation heretofore taken in borrowing money from the Bank for and on behalf of this corporation, and in securing such indebtedness in any manner authorized herein, and in selling or assigning property of this corporation to the Bank with or without recourse, and in discounting with the Bank commercial and other business paper, be and the same hereby are in all respects ratified, confirmed and approved.

FURTHER RESOLVED, that in consideration of any loans or other financial accommodation made by the Bank to this corporation, this corporation shall be authorized to and shall assume full responsibility for and hold the Bank harmless from any and all payments made or any other actions taken by the Bank in reliance upon the signatures, including facsimiles thereof, of any person or persons holding the offices of this corporation designated above regardless of whether or not the use of the facsimile signature was unlawful or unauthorized and regardless of by whom or by what means the purported signature or facsimile signature may have been affixed to any instrument if such signatures reasonably resemble the specimen or facsimile signatures as provided to the Bank, or for refusing to honor any signatures not provided to the Bank; and that this corporation agrees to indemnify the Bank against any and all claims, demands, losses, costs, damages or expenses suffered or incurred by the Bank resulting from or arising out of any such payment or other action.  The foregoing indemnification shall be effective and may be enforced by the Bank upon delivery to the Bank of a copy of this resolution certified by the Secretary, Assistant Secretary or any other officer of this corporation.

FURTHER RESOLVED, that the Secretary, Assistant Secretary or any other officer of this corporation is authorized and directed to certify to the Bank the foregoing resolutions and that the provisions thereof are in conformity with the Articles of Incorporation and By-Laws of this corporation and to certify to the Bank the names of the persons now holding the offices referred to above and any changes hereafter in the persons holding said offices together with specimens of the signatures of such present and future officers.

FURTHER RESOLVED, that all prior resolutions of this corporation authorizing the borrowing of money from the Bank and the securing thereof, be and they hereby are rescinded and superseded as to all borrowings from the Bank and security transactions with respect thereto effected after the date of adoption of these resolutions.

I HEREBY CERTIFY that I am the duly elected, qualified and acting Secretary (or as otherwise designated below) and the custodian of the records of the above-named corporation, a corporation organized and existing and in good standing under the laws of the State of OREGON.  The foregoing resolutions (i) are true and correct copies of the resolutions duly adopted in accordance with law and the Charter or Articles or Certificate of Incorporation and By-Laws or Code of Regulations, as applicable, of the corporation and that such resolutions are now in full force and effect without modifications and are duly recorded in the minute book of the corporation or (ii) are otherwise in conformity with existing resolutions, the Charter or Articles or Certificate of Incorporation and By-Laws or Code of Regulations, as applicable, of the corporation, and permit the officers designated herein to undertake all the activities set forth above.

I FURTHER CERTIFY that set forth below are the true titles, names and genuine signatures of the duly elected or appointed, qualified and acting officers of said corporation presently holding such offices who are authorized under the foregoing resolutions:

Title	Name*	Signature*

Chairman of the Board

President

Vice President

Treasurer

Secretary

Assistant Treasurer

Assistant Secretary

MICHAEL A. TEMPLE
Other	EXECUTIVE VICE PRESIDENT	/s/ Michael A. Temple
Name & Title

Other
Name & Title

Other
Name & Title

Other
Name & Title

I FURTHER CERTIFY that copies of the Charter or Articles or Certificate of Incorporation and By-Laws or Code of Regulations, as applicable, of the corporation which have heretofore been delivered to the Bank or which are delivered herewith are true and correct copies and that such Charter or Articles or Certificate and By-Laws or Code of Regulations, as applicable, are presently in full force and effect.

IN WITNESS WHEREOF, I have affixed my name in my official capacity and have caused the corporate seal of the corporation to be hereunto affixed on                                             .

(CORPORATE SEAL)

/s/ [ILLEGIBLE]
Secretary

* Only the names and signatures of officers who will act in transactions with the Bank need be inserted.

CORPORATE RESOLUTION FOR GUARANTY AND PLEDGE OF ASSETS

BIOJECT INC.

CORPORATE NAME OF GUARANTOR

WHEREAS, BIOJECT MEDICAL TECHNOLOGIES INC., a OREGON Corporation (the “Borrower”) proposes to borrow from U.S. BANK N.A. (the “Bank”); and

WHEREAS, Bank has required as a condition of making such loans to Borrower that this corporation guarantee payment of such borrowing and of all present and future indebtedness, obligations and liabilities of Borrower to Bank; and

WHEREAS, this corporation is a parent corporation of the Borrower, does business with Borrower, leases assets from the Borrower or will otherwise derive a direct and substantial business benefit from the loans made to the Borrower by the Bank, the governing body of this corporation has determined that the guarantee of the Borrower’s obligations may reasonably be expected to benefit this corporation, and it is in the best interests of this corporation that the Borrower receive the loans from the Bank;

NOW, THEREFORE, RESOLVED, that any 1 of the officers of this corporation denoted below: [mark authorized officers]

☐	Chairman of the Board	☐	Treasurer	☒	Other: EXECUTIVE VICE PRESIDENT
☐	President	☐	Secretary	☐	Other:
☐	Any Vice President	☐	Any Assistant Treasurer	☐	Other:
		☐	Any Assistant Secretary	☐	Other:

is (are) authorized and directed for and on behalf of and in the name of this corporation (a) to execute and deliver to the Bank a guaranty agreement pursuant to which the due and punctual payment of all Borrower’s present and future debts, obligations and liabilities to the Bank are guaranteed by this corporation and containing such other provisions including without limitation, waivers of notice, provisions releasing the Bank from any duties to perfect or realize on any collateral, and all such other provisions as the Bank may require and such officers approve; (b) to pledge, assign, mortgage or otherwise grant a security interest in any or all real property, fixtures, tangible or intangible personal property, or any other assets of this corporation, to execute, seal with the corporate seal, and deliver to the Bank such security agreements, chattel mortgages, assignments, financing statements, real estate mortgages, deeds of trust, lease or rental assignments, assignments of life insurance, agreements not to encumber or other agreements respecting any or all interests in real or personal property now owned or hereafter acquired by this corporation as may be requested by the Bank to secure any obligation of this corporation to the Bank or of the Borrower to the Bank, now existing or hereafter arising pursuant to such guaranty agreement or otherwise, all on such terms and conditions as said officer(s) shall approve, and to perform such acts required of this corporation in such agreements or otherwise to perfect such security interests; (c) to sell to the Bank, with or without recourse, accounts, contract rights, general intangibles, instruments, documents, chattel paper, equipment, inventory, insurance policies, deposit accounts, rights in action or other personal property of this corporation; (d) to endorse or assign and deliver such property to the Bank, and from time to time to withdraw and make substitutions of such property, or to sell such property to third persons and cause the proceeds of such sales to be applied against the obligations of this corporation to the Bank pursuant to the guaranty agreement or the obligations of the Borrower to the Bank; and (e) to give subordinations, guaranties, or other financial understandings to the Bank. The approval by such officer(s) shall be conclusively evidenced by (his/her) (their) execution of any such instrument described above.

FURTHER RESOLVED, that the authority granted to the officers of this corporation shall continue in full force and effect, and said Bank may rely thereon in dealing with such officers, unless and until written notice of any change in or revocation of such authority shall be delivered to said Bank to the attention of Commercial Loan Operations by an officer or director of this corporation, and any action taken by said officers and relied on by said Bank pursuant to the authority granted herein prior to its receipt of such written notice shall be fully and conclusively binding on this corporation.

FURTHER RESOLVED, that the actions of any officer of this corporation heretofore taken in guarantying the indebtedness of the Borrower to the Bank for and on behalf of this corporation, and in securing such guaranty in any manner authorized herein, and in selling or assigning property of this corporation to the Bank with or without recourse, be and the same hereby are in all respects ratified, confirmed and approved.

FURTHER RESOLVED, that in consideration of any loans or other financial accommodations made by the Bank to the Borrower or this corporation, this corporation shall be authorized and shall assume full responsibility and hold the Bank harmless from any and all payments made or any other actions taken by the Bank in reliance upon the signatures, including facsimiles thereof, of any person or persons holding the offices of this corporation designated above regardless of whether or not the use of the facsimile signature was unlawful or unauthorized and regardless of by whom or by what means the purported signature or facsimile signature may have been affixed to any instrument if such signatures reasonably resemble the specimen or facsimile signatures as provided to the Bank or for refusing to honor any signatures not provided to the Bank; and that this corporation agrees to indemnify the Bank against any and all claims, demands, losses, costs, damages or expenses suffered or incurred by the Bank resulting from or arising out of any such payment or other action. The foregoing indemnification shall be effective and may be enforced by the Bank upon delivery to the Bank of a copy of this resolution certified by the Secretary, Assistant Secretary or any other officer of this corporation.

FURTHER RESOLVED, that the Secretary or Assistant Secretary or any other officer of this corporation is authorized and directed to certify to the Bank the foregoing resolutions and that the provisions thereof are in conformity with the Articles of Incorporation or Bylaws of this corporation and to certify to the Bank the names of the persons now holding the offices referred to above and any changes hereafter in the persons holding said offices together with specimens of the signatures of such present and future officers.

(CONTINUED ON REVERSE SIDE)

I HEREBY CERTIFY that I am the duly elected, qualified and acting Secretary (or as otherwise designated below) and the custodian of the records of the above-named corporation, a corporation organized and existing and in good standing under the laws of the State of OREGON. The foregoing resolutions (i) are true and correct copies of the resolutions duly adopted in accordance with law and the Charter or Articles or Certificate of Incorporation and By-Laws or Code of Regulations, as applicable, of the corporation and that such resolutions are now in full force and effect without modifications and are duly recorded in the minute book of the corporation or (ii) are otherwise in conformity with existing resolutions, the Charter or Articles or Certificate of Incorporation and By-Laws or Code of Regulations, as applicable, of the corporation, and permit the officers designated herein to undertake all the activities set forth above.

I FURTHER CERTIFY that set forth below are the true titles, names and genuine signatures of the duly elected or appointed, qualified and acting officers of said corporation presently holding such offices who are authorized under the foregoing resolutions:

Title

Name*

Signature*

Chairman of the Board

President

Vice President

Treasurer

Secretary

Assistant Treasurer

Assistant Secretary

MICHAEL A. TEMPLE
Other	EXECUTIVE VICE PRESIDENT	/s/ Michael A. Temple
Name & Title

Other
Name & Title

Other
Name & Title

Other
Name & Title

I FURTHER CERTIFY that copies of the Charter or Articles or Certificate of Incorporation and Bylaws or Code of Regulations, as applicable, of the corporation which have heretofore been delivered to the Bank or which are delivered herewith are true and correct copies and that such Charter or Articles or Certificate and Bylaws or Code of Regulations, as applicable, are presently in full force and effect.

IN WITNESS WHEREOF, I have affixed my name in my official capacity and have caused the corporate seal of the corporation to be hereunto affixed, on                                                  .

(CORPORATE SEAL)

/s/ [ILLEGIBLE]
Secretary

* Only the names and signatures of officers who will act in transactions with the Bank need be inserted.

COLLATERAL PLEDGE AGREEMENT

This Collateral Pledge Agreement (the “Agreement”) is made and entered into by the undersigned borrower, guarantor and/or other obligor/pledgor (the “Debtor”) in favor of U.S. BANK N. A. (the “Bank”) as of the date set forth on the last page of this Agreement.

ARTICLE I -  COLLATERAL PLEDGE; SECURITY INTEREST; DEFINITIONS

1.1  Grant of Security Interest/Collateral Pledge.  In consideration of any financial accommodation at any time granted by Bank to Debtor and/or BIOJECT MEDICAL TECHNOLOGIES INC. (the “Borrower”) and to secure the Obligations (as defined below) to Bank, Debtor hereby grants to Bank a security interest in and collaterally assigns to Bank the Collateral (defined below).  The intent of the parties hereto is that the Collateral secures all Obligations of Debtor and Borrower to Bank, whether or not such Obligations exist under this Agreement or any other agreements between Debtor and Bank (or Borrower and Bank), whether now or hereafter existing, including, without limitation, any note, any loan or security agreement, any lease, any mortgage, any deed of trust, any pledge of an interest in real or personal property, any guaranty, any letter of credit or banker’s acceptance, and any other agreement for services, financial accommodations or credit extended by Bank to Debtor and/or Borrower even though not specifically enumerated herein (together and individually, the “Loan Documents”).

1.2  “Collateral”  means all of the following property whether now owned or existing or hereafter acquired by Debtor (or by Debtor with spouse): investment property (including any securities entitlements and/or securities accounts held by Debtor); securities; certificates of deposit; instruments; notes; deposit accounts; monies; any other property in the possession of Bank or under the control of Bank (including any property held by a securities intermediary; or held by third parties as possessory agent for Bank) now or hereafter; letter of credit rights; all general intangibles related thereto; all renewals thereof, substitutions therefor; and all proceeds and supporting obligations thereof (such as stock splits, interest, dividends, profits and monies).

☒ If box is checked, a further description of the Collateral continues on Exhibit A hereto.

1.3  “Obligations”  means all Debtor’s and Borrower’s debts (except for consumer credit if Debtor or Borrower is a natural person), liabilities, obligations, covenants, warranties and duties to Bank (plus its affiliates including any credit card debt, but specifically excluding any type of consumer credit), whether now or hereafter existing or incurred, whether liquidated or unliquidated, whether absolute or contingent, whether arising out of the Loan Documents or otherwise, and all other debts and obligations due Bank under any lease, agricultural, real estate or other financing transaction and regardless of whether such financing is related in time or type to the financing provided at the time of grant of this security interest, and regardless of whether such Obligations arise out of existing or future credit granted by Bank to any Debtor, to any Borrower, to any Debtor or any Borrower and others, to others guaranteed, endorsed or otherwise secured by any Debtor or any Borrower, or to any debtor-in-possession or other successor-in-interestof any Debtor or any Borrower and includes principal, interest, fees, expenses and charges relating to any of the foregoing.

1.4  Other Definitions.  Unless otherwise defined, the terms set forth in this Agreement shall have the meanings set forth in the Uniform Commercial Code as adopted in the Loan Documents and as amended from time to time.  The defined terms hereunder shall be interpreted in a manner most favorable to Bank.

ARTICLE II - WARRANTIES AND COVENANTS

In addition to all other warranties, representations and covenants in the Loan Documents which are expressly incorporated herein (except those dealing solely with Borrower described in the Loan Documents, if Debtor and Borrower are different entities) as part of this Agreement and while any part of the credit granted Debtor or Borrower under the Loan Documents is available or any Obligations of Debtor or Borrower to Bank are unpaid or outstanding, Debtor continuously warrants and agrees as follows:

2.1  Debtor’s Name, Location; Notice of Location Changes.  Except as indicated in the Article 9 Certificate executed by Debtor and made a part hereof, Debtor’s name and organizational structure have remained the same during the past five (5) years.  Debtor will continue to use only the name set forth with Debtor’s signature unless Debtor gives Bank prior written notice of any change.  Furthermore, Debtor shall not do business under another name nor use any trade name without giving ten (10) days prior written notice to Bank.  Debtor will not change its status or organizational structure without the prior written consent of Bank.  Debtor will not change its location or registration (if Debtor is a registered organization) to another state without prior written notice to Bank.  The address appearing in the Article 9 Certificate is Debtor’s chief executive office (or residence if Debtor is a sole proprietor).

2.2  Accuracy of Information/Verification.  All information, certificates and statements given to Bank pursuant to this Agreement will be accurate and complete when given.  Also, Bank may verify Collateral in any manner and Debtor shall assist Bank in so doing.

2.3  Organization and Authority.  The execution, delivery and performance of this Agreement and the other Loan Documents to which Debtor is a party: (i) are within Debtor’s power; (ii) have been duly authorized by proper corporate, partnership or limited liability company action (if applicable); (iii) do not require the approval of any governmental agency, other entity or person; and (iv) will not violate any law, agreement or restriction by which Debtor is bound.  This Agreement is the legal, valid and binding obligation of Debtor, and is enforceable against Debtor in accordance with its terms.

2.4  Warranty of Title/Status of Collateral.  The Collateral is genuine and Debtor has good title to the Collateral.  The Collateral which evidences or constitutes third-party payment obligations to Debtor is fully enforceable in accordance with its terms, and not subject to dispute, setoff, adverse claims, defense, or adjustment by such third party (including any securities intermediary or issuer) except as permitted in writing by Bank.  Debtor will promptly provide Bank with written notice of anything that would impair the ability of any third-party obligor as to the Collateral from making payment to Debtor when due.  The Collateral is not subject to any restrictions on transfer and/or disposition by Debtor or Bank.  Debtor acknowledges that the Collateral constitutes “cash collateral” for purposes of 11 U.S.C. § 363.

2.5  Ownership; Maintenance of Collateral; Restriction on Liens and Dispositions.  Debtor is the sole owner of the Collateral free of all liens, claims, other encumbrances and security interests except as permitted in writing by Bank.  Debtor will: (i) maintain the Collateral, and not permit its value to be impaired; (ii) not permit waste, removal or loss of identity of the Collateral; (iii) keep the Collateral free from all liens, adverse claims, executions, attachments, claims, encumbrances and security interests (other than Bank’s sole and paramount security interest and those interests permitted in writing by Bank); (iv) defend the Collateral against all claims and legal proceedings by persons other than Bank; (v) pay and discharge when due all taxes, levies and other charges or fees which may be assessed against the Collateral (except for payment of taxes contested by Debtor in good faith by appropriate proceedings so long as no levy or lien has been imposed upon the Collateral); (vi) not sell or transfer the Collateral to any party; (vii) not permit the Collateral to be used or owned in violation of any applicable law, regulation or policy of insurance; (viii) preserve Bank’s rights and security interest in the Collateral against all other parties; and (ix) not make any instructions or entitlement orders which are contrary to the terms of this Agreement.  Debtor will promptly deliver to Bank a copy of any notices, statements or communications received by Debtor regarding the Collateral.

2.6  Maintenance of Security Interest.  Debtor will take any action requested by Bank to preserve the Collateral and to perfect, establish the priority of, continue perfection and enforce Bank’s interest in the Collateral and Bank’s rights under this Agreement (including the delivery of any stock or bond powers and endorsements deemed necessary by Bank); and Debtor will pay all costs and expenses related thereto.  Debtor shall also cooperate with Bank in obtaining control (for purposes of perfection under the Uniform Commercial Code) of Collateral consisting of deposit accounts, investment property, letter of credit rights, electronic chattel paper and any other collateral where Bank may obtain perfection through control.  Debtor hereby authorizes Bank to take any and all actions described above and in place of Debtor with respect to the Collateral and hereby ratifies any such actions Bank has taken prior to the date of this Agreement and hereafter, which actions may include, without limitation, filing UCC financing statements and obtaining or attempting to obtain control agreements from holders of the Collateral.

2.7  Insurance.  Debtor will be responsible for maintaining insurance on the Collateral covering such risks and with such insurers as is usual and customary; and Bank will not be responsible for insuring the Collateral.

2.8  Delivery of Collateral; Proceeds

(a)  Except as permitted in writing by Bank, all proceeds of, substitutions for and distributions regarding the Collateral received by Debtor will be held by Debtor in express trust for Bank, will not be commingled with any other funds or property of Debtor, and will be turned over to Bank in precisely the form received (but endorsed by Debtor, if necessary) not later than the business day following the day of their receipt by Debtor; and all proceeds of, substitutions for and distributions relating to the Collateral will be held by Bank as Collateral hereunder.

(b)  Notwithstanding the provisions of 2.8(a) above and absent a default hereunder, Debtor may retain all regularly scheduled and/or announced cash dividends or distributions paid to Debtor regarding the Collateral.

(c)  Debtor will immediately deliver in trust to Bank all original security certificates, safekeeping receipts and all other evidence of ownership and /or title to the Collateral (“Certificates”).  Furthermore, Debtor agrees to direct, in writing, that all banks and entities holding or controlling any Certificates promptly and directly transmit all such Certificates to Bank.

2.9  Possessory Agency Agreements; Control Agreements; Collateral in “Street Name”.  Upon the request of Bank, Debtor will promptly obtain from any entity holding or controlling any Collateral or Certificates such documents as Bank deems necessary to evidence its security interest in and exclusive possession of such Collateral and Certificates, including, without limitation, an exclusive possessory agency agreement or control agreement satisfactory to Bank; or as to any securities account(s) or security entitlement(s), nominate Bank as sole entitlement holder with respect thereto. Debtor agrees that Bank has control over all investment property pledged by Debtor and directs any securities intermediary (including Bank) and/or issuer to comply with any instructions or entitlement orders of Bank as to the Collateral without further consent of Debtor.  In the event Bank also acts in the capacity of a securities Intermediary with respect to the Collateral, this Agreement shall give Bank “control” of the Collateral, as that term is defined in the Uniform Commercial Code.  If any Collateral is not registered in Debtor’s legal name, Debtor will furnish Bank with satisfactory written proof of Debtor’s bonafide ownership of same.  Upon request of Bank, Debtor will have any Collateral registered in Debtor’s legal name at Debtor’s expense.

2.10  Book-Entry Government Securities; U.S. Savings Bonds.  As to any item of Collateral constituting a book-entry U.S. Government security held under the “treasury direct” system or any U.S. savings bond, such items of Collateral will not be deemed acceptable Collateral.

2.11  Tax Forms.  If requested by Bank, Debtor will complete and deliver to Bank IRS Form W-9 (Payer’s Request for Taxpayer Identification Number), or any successor form thereto, for each item of Collateral pledged to Bank and any other informational tax filings required by federal and state taxing authorities with regard to the Collateral.

2.12  Minimum Collateral Coverage; Acceptable Collateral.  At all times, Debtor will maintain with Bank acceptable Collateral having a market value (as determined by Bank) equal to N/A% of the then outstanding principal amount of the Obligations (the “Minimum Collateral Coverage”).  In the event Debtor fails to maintain the Minimum Collateral Coverage, Debtor will deliver to Bank additional acceptable Collateral necessary to restore the Minimum Collateral Coverage upon five (5) business days prior written notice from Bank, or Bank may declare Debtor in default hereunder.

2.13 Regulation U Forms.  If any Collateral is “margin stock” under Regulation U of the Federal Reserve Board, Debtor will deliver to Bank a completed Form U-I satisfactory to Bank upon request.

2.14 Holding Periods.  If any of the Collateral constituting a “security” under any federal securities laws (“Securities Collateral”) does not qualify under SEC Rule 144[k] as being held for two (2) years in the hands of Bank at any time, such Securities Collateral will not be deemed to qualify as acceptable Collateral hereunder unless agreed to in writing by Bank (and Bank may require Debtor to provide Bank with Securities Collateral which will meet such qualifications under SEC Rule 144[k]).  Debtor will promptly furnish to Bank such information as Bank deems necessary to comply with federal and/or state securities laws as to the holding and disposition of any Collateral, and to determine the status of the Collateral under federal and/or state securities laws (including, without limitation, an opinion of counsel as to the status of the Collateral under federal and state securities laws); all in form satisfactory to Bank and at Debtor’s expense.

ARTICLE III - RIGHTS AND DUTIES OF BANK

In addition to all other rights (including setoff) of Bank under the Loan Documents which are expressly incorporated herein as a part of this Agreement, the following provisions will also apply:

3.1 Authority to Perform for Debtor/Entitlement Holder.  To facilitate Bank’s ability to preserve and dispose of the Collateral, Debtor unconditionally appoints any officer of Bank as Debtor’s attorney-in-fact (coupled with an interest and irrevocable while any Obligations remain unpaid) to do any of the following upon default by Debtor hereunder (notwithstanding any notice requirements or grace/cure periods under this or any other agreements between Debtor and Bank): to file, endorse the name of Debtor on any Collateral, financing statements, checks, drafts, money orders and insurance claims or payments, and any documents needed to perfect, protect and/or realize upon Bank’s interest in the Collateral; to nominate itself as entitlement holder as to any or all of the Collateral; and to do all such other acts and things necessary to carry out Debtor’s obligations under this Agreement and the other Loan Documents.  All acts taken by Bank pursuant to the above-described authority are hereby ratified and approved, and Bank will not be liable to Debtor for any acts of commission or omission, nor for any errors of judgment or mistakes in undertaking such actions except for Bank’s willful misconduct.  For good and valuable consideration, Debtor agrees not to assert any claims against any third-party (including any issuer or any securities intermediary) holding Collateral for complying with Bank’s requests hereunder, and Debtor waives any claims against such third parties for actions taken at the request of Bank.

3.2 Collateral Preservation.  Bank will use reasonable care as to any Collateral in its physical possession but in determining such standard of reasonable care, Debtor expressly acknowledges that Bank has no duty to: (i) insure the Collateral against hazards; (ii) protect the Collateral from seizure, levy, lien, claim or conversion by third parties, or acts of God; (iii) give to Debtor any notices, account statements, proxies or communications received by Bank regarding the Collateral; (iv) perfect or continue perfection of any security interest in the Collateral in favor of Debtor; (v) inform Debtor of any decline in the value of the Collateral or the existence of any option or elections with respect to the Collateral; (vi) take any action to invest or manage the Collateral; (vii) exercise, preserve or notify Debtor with respect to any exchanges, puts, calls, redemptions, conversions, maturities, offers, tenders and other rights or requirements regarding the Collateral or Debtor’s interest therein; or (viii) sue or otherwise take action to preserve Debtor’s or Bank’s interest in the Collateral.  Notwithstanding any failure by Bank to use reasonable care in preserving the Collateral, Debtor agrees that Bank will not be liable to Debtor for consequential or special damages arising from such failure.  The foregoing also apply if Bank is deemed entitlement holder as to any Collateral.

3.3 Setoff.  As additional security for the payment of the Obligations, Debtor hereby grants to Bank a security interest in, a lien on and an express contractual right to set off against all depository account balances, cash and any other property of Debtor now or hereafter in the possession of Bank and the right to refuse to allow withdrawals from any account (collectively “Setoff”).  Bank may, at any time upon the occurrence of a default hereunder (notwithstanding any notice requirements or grace/cure periods under this or other agreements between Debtor or Borrower and Bank), Setoff against the Obligations whether or not the Obligations (including future installments) are then due or have been accelerated, all without any advance or contemporaneous notice or demand of any kind to Debtor, such notice and demand being expressly waived.

ARTICLE IV - DEFAULTS AND REMEDIES

4.1  Defaults.  Notwithstanding any cure periods described below, Debtor will immediately notify Bank in writing when Debtor obtains knowledge of the occurrence of any default specified in this Agreement or any of the other Loan Documents.  A default shall occur hereunder if Debtor and/or Borrower fails to comply with the terms of any Loan Documents (including this Agreement or any guaranty by Debtor), a demand for payment is made under a demand loan, or any other obligor fails to comply with the terms of any Loan Documents for which Debtor has given Bank a guaranty or pledge.

4.2  Termination of Loans; Additional Bank Rights. Upon the occurrence of any of the events identified in Section 4.1, Bank may at any time (notwithstanding any notice requirements or grace/cure periods under this or other agreements between Debtor or Borrower and Bank): (i) immediately terminate its obligation, if any, to make additional loans to Debtor and/or Borrower; (ii) Setoff; and/or (iii) take such other steps to protect or preserve Bank’s interest in the Collateral; all without demand or further notice of any kind, all of which are hereby waived.  In addition to Bank’s other rights, Debtor irrevocably appoints Bank as attorney-in-fact, with full power of substitution and revocation, to exercise Debtor’s rights to take any action respecting the Collateral or with regard to any issuer or transfer agent of the Collateral thereof as fully as Debtor might do.  This proxy remains effective so long as any of the Obligations are unpaid.

4.3  Acceleration of Obligations.  Upon the occurrence of an event of default as provided in Section 4.1 above and the passage of any applicable cure periods, Bank may at any time thereafter, by written notice to Debtor, declare the unpaid principal balance of any Obligations, together with the interest accrued thereon and other amounts accrued hereunder and under the other Loan Documents, to be immediately due and payable; and the unpaid balance will thereupon be due and payable, all without presentation, demand, protest or further notice of any kind, all of which are hereby waived, and notwithstanding anything to the contrary contained herein or in any of the other Loan Documents.  Notwithstanding the above, to the extent any of the Obligations referred to herein are payable upon demand, nothing herein will restrict nor negate the demand nature of such Obligations.  Nothing contained in Article IV will limit Bank’s right to Setoff as provided in Sections 3.3 and 4.2.

4.4  Remedies.  After maturity of any of the Obligations, or a default hereunder or under any of the other Loan Documents, and without notice or demand of any kind, Bank may: (i) transfer any of the Collateral into its name or that of its nominee, or deem itself to be entitlement holder as to any Collateral without notice to or consent of Debtor; (ii) in Debtor’s name or otherwise dispose of and/or collect any Collateral by suit or otherwise; or surrender or exchange all or any part of the Collateral; or compromise, extend, renew or modify any obligation evidenced by the Collateral; (iii) exercise all of Debtor’s rights as an entitlement holder and/or owner of the Collateral; (iv) dispose of the Collateral as provided for herein and at law; and (v) notify any issuer, transfer agent or securities intermediary, or holder of any Collateral or Certificates of this pledge of the Collateral, and direct such issuer, transfer agent or securities intermediary to comply with all instructions and entitlement orders originated by Bank without further consent of Debtor, and/or deliver directly in trust to Bank any Collateral, Certificates and subsequent shares of stock, dividend payments or other distributions pertaining to the Collateral or arising from Debtor’s ownership of the Collateral; and in each case Debtor hereby unconditionally directs such parties to comply with Bank’s requests in all respects.

4.5  Cumulative Remedies; Notice; Waiver. In addition to the remedies set forth herein, Bank will have all other rights and remedies for default provided by the Uniform Commercial Code, as well as any other applicable law, INCLUDING, WITHOUT LIMITATION, THE RIGHT TO REPOSSESS AND DISPOSE OF THE COLLATERAL WITHOUT JUDICIAL PROCESS.  The rights and remedies specified herein are cumulative and are not exclusive of any rights or remedies which Bank would otherwise have.  With respect to such rights and remedies:

(a)  Notice of Disposition. Written notice, when required by law, sent to any address of Debtor in this Agreement or otherwise provided to Bank, at least five (5) calendar days (counting the day of sending) before the date of a proposed disposition of the Collateral will be deemed reasonable notice but less notice may be reasonable under the circumstances;

(b)  Possession of Collateral/Commercial Reasonableness.  Bank shall not, at any time, be obligated to either take or retain possession or control of the Collateral.  With respect to Collateral in the possession or control of Bank, Debtor and Bank agree that as a standard for determining commercial reasonableness, (and in addition to the provisions of Section 3.2 above) Bank need not liquidate, collect, sell or otherwise dispose of any of the Collateral if Bank believes, in good faith, that disposition of the Collateral would not be commercially reasonable, would subject Bank to third-party claims or liability, would cause Bank to violate federal or state securities laws, that other potential purchasers could be attracted or that a better price could be obtained if Bank held the Collateral for up to 2 years.  Bank may sell Collateral without giving any warranties and may specifically disclaim any warranties of title or the like.  Furthermore, Bank may sell the Collateral on credit (and reduce the Obligations only when payment is received from the buyer), at wholesale and/or with or without an agent or broker; Bank need not register any securities collateral under state or federal law; and Bank need not complete, process, or otherwise prepare the Collateral prior to disposition.  If the purchaser fails to pay for the Collateral, Bank may resell the Collateral and Debtor shall be credited with the cash proceeds of the sale.  Bank may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

(c)  Waiver by Debtor.  Bank has no obligation and Debtor waives any obligation to attempt to satisfy the Obligations by collecting the obligations from any third parties and Bank may release, modify or waive any collateral provided by any third party to secure any of the Obligations, all without affecting Bank’s rights against Debtor.  Debtor further waives any obligation on the part of Bank to marshal any assets in favor of Debtor or in payment of the Obligations.  Notwithstanding any provisions in this Agreement or any other agreement between Debtor and Bank, Debtor does not waive any statutory rights except to the extent that the waiver thereof is permitted by law.

(d)  Waiver by Bank.  Bank may permit Debtor to attempt to remedy any default without waiving its rights and remedies hereunder, and Bank may waive any default without waiving any other subsequent or prior default by Debtor.  Furthermore, delay on the part of Bank in exercising any right, power or privilege hereunder or at law will not operate as a waiver thereof, nor will any single or partial exercise of such right, power or privilege preclude other exercise thereof or the exercise of any other right, power or privilege.  No waiver or suspension will be deemed to have occurred unless Bank has expressly agreed in writing to such waiver or suspension.

ARTICLE V - MISCELLANEOUS

5.1  Relationship to Other Documents.  The warranties, representations, covenants and duties of Debtor (and the rights and remedies of Bank) that are outlined in this Agreement and the other Loan Documents are intended to supplement each other.  In the event of any inconsistencies between the terms in the Loan Documents and this Agreement, all such inconsistencies will be construed so as to give Bank the most favorable rights.  Furthermore, Debtor and Bank waive any presumption or rule requiring construction of this Agreement against the drafter.

5.2  Notices.  Notice of any record shall be deemed delivered when the record has been (a) deposited in the United States Mail, postage pre-paid, (b) received by overnight delivery service, (c) received by telex, (d) received by telecopy, (e) received through the internet, or (f) when personally delivered.

5.3  Nature of Liability/Successors.  The rights, powers and remedies granted in this Agreement to Bank will extend to Bank’s successors, Participants (as defined below) and assigns, and the provisions of this Agreement will be binding upon Debtor and its successors and assigns.  All Debtors are jointly and severally liable under this Agreement.

5.4  Expenses and Attorneys’ Fees.  Debtor will reimburse Bank and any participant in the Loan Documents (the “Participant)’ for all fees and out-of-pocket disbursements incurred by Bank and any Participant in connection with: preparation of this Agreement; perfecting, establishing and confirming the priority of Bank’s security interest in the Collateral; any confirmations, audits or appraisals of Debtor’s business operations and the Collateral; the amendment, administration, defense and enforcement of this Agreement or of any of the other Loan Documents, and any waivers with respect thereto.  Debtor also will reimburse Bank and any Participant for all costs of collection, including all attorneys’ fees, before and after judgment, and all costs of preservation and/or liquidation of the Collateral.

5.5  Applicable Law and Jurisdiction; Interpretation and Modification.  This Agreement and all other Loan Documents will be governed by and interpreted in accordance with the laws of the State of OREGON.  Invalidity of any provision of this Agreement will not affect the validity of any other provision.  The provisions of this Agreement and the other Loan Documents will not be altered, amended or waived without the express written consent of Bank (and Debtor, when appropriate).  DEBTOR HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT SITUATED IN THE COUNTY OR FEDERAL JURISDICTION OF BANK’S BRANCH WHERE THE LOAN WAS ORIGINATED, AND WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, WITH REGARD TO ANY ACTIONS, CLAIMS, DISPUTES OR PROCEEDINGS RELATING TO THIS AGREEMENT, THE COLLATERAL, ANY OTHER LOAN DOCUMENT, OR ANY TRANSACTIONS ARISING THEREFROM, OR ENFORCEMENT AND/OR INTERPRETATION OF ANY OF THE FOREGOING.  Nothing herein will affect Bank’s rights to serve process in any manner permitted by law, or limit Bank’s right to bring proceedings against Debtor in the competent courts of any other jurisdiction or jurisdictions.  This Agreement and any amendments hereto (regardless of when executed) will be deemed effective and accepted only at Bank’s main office, and only upon Bank’s receipt of the executed originals thereof.

5.6  Copies; Entire Agreement; Modification.  Debtor hereby acknowledges the receipt of a copy of this Agreement and the other Loan Documents.

IMPORTANT: READ BEFORE SIGNING.  THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING, EXPRESSING CONSIDERATION AND SIGNED BY THE PARTIES ARE ENFORCEABLE.  NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED.  DEBTOR AND BANK MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT.  THIS NOTICE WILL ALSO BE EFFECTIVE WITH RESPECT TO ALL OTHER LOAN DOCUMENTS NOW IN EFFECT BETWEEN DEBTOR AND/OR BORROWER AND BANK.  A MODIFICATION OF ANY OTHER LOAN DOCUMENTS NOW IN EFFECT BETWEEN DEBTOR AND/OR BORROWER AND BANK, WHICH OCCURS AFTER RECEIPT BY DEBTOR OF THIS NOTICE, MAY BE MADE ONLY BY ANOTHER WRITTEN INSTRUMENT.  ORAL OR IMPLIED MODIFICATIONS TO SUCH LOAN DOCUMENTS ARE NOT ENFORCEABLE AND SHOULD NOT BE RELIED UPON.

5.7  Waiver of Jury Trial.  DEBTOR AND BANK HEREBY JOINTLY AND SEVERALLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO ANY OF THE LOAN DOCUMENTS, THIS AGREEMENT, THE OBLIGATIONS THEREUNDER, THE COLLATERAL OR ANY TRANSACTION ARISING THEREFROM OR CONNECTED THERETO.  DEBTOR AND BANK EACH REPRESENTS TO THE OTHER THAT THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY GIVEN.

5.8  Attachments.  All documents attached hereto, including any appendices, schedules, riders, and exhibits to this Agreement, are hereby expressly incorporated by reference.

[SIGNATURE(S) ON NEXT PAGE]

IN WITNESS WHEREOF, the undersigned has/have executed this Collateral Pledge Agreement as of NOVEMBER 25, 2003.

BIOJECT INC.
(INDIVIDUAL DEBTOR)			Debtor Name (Organization)

		(Seal)	a	OREGON Corporation

Debtor Name	N/A		By	/s/ Michael A. Temple

			Name and Title	MICHAEL A. TEMPLE, EXECUTIVE VICE PRESIDENT
(Seal)
By
Debtor Name	N/A
Name and Title

EXHIBIT A

DATED:  NOVEMBER 25, 2003

Description of Collateral (CDs, Notes, Bonds, etc.)	Identification No./Renewal-Expiry Date

U.S. BANK N.A. MONEY CENTER	ACCOUNT # 436000047

Attach copy of each certificate, safekeeping receipt, bond, stock certificate, etc., identified above.

LIMITED RECOURSE AGREEMENT

(Must be accompanied by Business Security Agreement,

Collateral Pledge Agreement or Mortgage/Deed of Trust)

1.  Pledge of Collateral.  For value received,  and to induce U.S. BANK N.A. (the “Bank”) to extend credit or other financial accommodations now or in the future to BIOJECT MEDICAL TECHNOLOGIES INC. (the “Borrower”), the undersigned (the “Pledgor”) hereby unconditionally jointly and severally pledges the collateral described below to secure payment of the Obligations (as hereinafter defined).  Notwithstanding the provisions of any separate security agreement or mortgage/deed of trust, the Bank may immediately exercise its rights to realize upon the Collateral (as hereinafter defined) whenever the Obligations become due, whether on demand, at maturity, by reason of acceleration or if the Pledgor becomes the subject of any bankruptcy or insolvency proceeding, and whether or not the Obligations are valid and enforceable against the Borrower.

As used herein, the term “Obligations” shall mean all loans, drafts, overdrafts, checks, notes and all other debts, liabilities and obligations of every kind owing by the Borrower to the Bank, whether direct or indirect, absolute or contingent, liquidated or unliquidated whether of the same or a different nature and whether existing now or in the future, including interest thereon; and all costs, expenses and attorneys’ fees paid or incurred by the Bank at any time before or after judgment in attempting to collect any of the foregoing, to realize on any collateral securing any of the foregoing or this Agreement, and to enforce this Agreement, whether such costs, expenses or fees are incurred before or after commencement of litigation or at trial, on appeal, or in any other proceeding.  The definition of “Obligations” also includes the amount of any payments made to the Bank or another on behalf of the Borrower (including payments resulting from liquidation of collateral) which are recovered from the Bank by a trustee, receiver, creditor or other party pursuant to applicable Federal or state law (the “Surrendered Payments”).  In the event that the Bank makes any Surrendered Payments (including pursuant to a negotiated settlement), the Surrendered Payments shall immediately be reinstated as Obligations, regardless of whether the Bank has surrendered or canceled this Agreement prior to returning the Surrendered Payments.

2.  Collateral Pledged.  To secure prompt payment of the Obligations, the Pledgor hereby grants the Bank a mortgage/deed of trust and security interest in the real estate, personal property and other collateral (the “Collateral”) described in the collateral documents executed by the Pledgor in favor of the Bank whether presently existing or executed in the future, including but not limited to the following documents [check all that apply]:☐ Security Agreement ☒ Collateral Pledge Agreement  ☐ Mortgage/Deed of Trust ☐ Other                           (the “Collateral Documents”).

3.  No Personal Liability.  The Pledgor has no personal liability under this Agreement, except as outlined in this paragraph.  In the event that the Bank is entitled to proceed against the Pledgor under the terms of this Agreement, the Bank’s sole recourse shall be against the Collateral, except to the extent that the Bank suffers a loss or damage as a result of the willful misconduct of the Pledgor, or the Pledgor’s failure to comply with the terms of this Agreement or any Collateral Documents (collectively “Misconduct”).

4.  Consent to Bank Actions; No Discharge; Financial Condition.  The Pledgor agrees that the Bank does not have to take any steps whatsoever to proceed against the Borrower or any other pledgor, guarantor, surety or other collateral for the Obligations either before or after proceeding against the Pledgor’s Collateral; and the Pledgor waives any claim of marshalling of assets against the Bank or any Collateral.  The Pledgor also agrees that the Bank may do or refrain from doing any of the following without notice to, or the consent of, the Pledgor, without reducing or discharging the Pledgor’s liability under this Agreement:  (i) renew, amend, extend, waive or release any Obligations and/or any documents related thereto, and make additional extensions of credit to the Borrower; (ii) settle, modify, release, compromise or subordinate any Obligation, any collateral securing any Obligation or this Agreement; (iii) apply payments on the Obligations in any manner that the Bank elects; (iv) fail or delay in perfecting (or to continue perfection of) any security interest, mortgage/deed of trust or other lien on any collateral securing the Obligations or this Agreement,  or to fail to protect the value or condition of any such collateral; or (v) fail to advise the Pledgor of the Borrower’s financial condition (the Pledgor specifically acknowledging that the Pledgor has examined the Borrower’s books and financial condition to the extent Pledgor deems necessary and that the Pledgor has not relied upon nor will rely upon representations, if any, by the Bank as to the Borrower’s financial condition).

5.  Waivers.  The Pledgor expressly waives all rights of setoff and counterclaims, as well as diligence in collection or prosecution, presentment, demand of payment or performance, protest, notice of dishonor, nonpayment or nonperformance of any Obligation.  The Pledgor also expressly waives notice of acceptance of this Agreement, and the right to receive all other notices and demands of any kind relating to the Obligations or this Agreement.  The Pledgor agrees that any right of subrogation as to payment or enforcement of any security interest securing the Obligations should not be enforceable by any Pledgor until the Bank is paid in full.

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6.  Duration of Agreement; Revocation; Continuing Obligations.  This is a continuing pledge and shall not be revoked by death, dissolution, merger, bankruptcy, incompetency or insolvency of the Pledgor.  This Agreement shall remain in full force and effect with respect to the Pledgor until the Bank receives written notice from the Pledgor revoking this Agreement as to the Pledgor.  In the event that this Agreement is revoked by the Pledgor, said revocation shall have no effect on the continuing pledge of the Collateral to secure unconditionally the prompt payment of all Obligations which are contracted or incurred before the revocation becomes effective, including such prior Obligations which are subsequently renewed, modified or extended after the revocation becomes effective, as well as all extensions of credit made after revocation pursuant to commitments made prior to such revocation.

7.  Acceleration of Obligations; Successors; Multiple Pledgors.  If the Pledgor shall die, become the subject of any incompetency proceedings, become the subject of any bankruptcy or insolvency proceedings, or fail to comply with the terms of this Agreement, the Collateral Documents, or any related document, the Bank shall have the immediate right to liquidate the Collateral to pay the Obligations whether or not the Obligations are then due and payable by the Borrower or any other third party.  This Agreement shall inure to the benefit of the Bank, its successors and assigns and of the holder and owner of any of the Obligations, and shall be binding on heirs, executors, administrators, successors and assigns of the Pledgor.  If there is more than one Pledgor, the liability of the Pledgors shall be joint and several, and the reference to the “Pledgor” shall be deemed to refer to all Pledgors.

8.  Copies; Entire Agreement; Modification.  The Pledgor hereby acknowledges the receipt of a copy of this Agreement.

IMPORTANT: READ BEFORE SIGNING.  THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING, EXPRESSING CONSIDERATION AND SIGNED BY THE PARTIES ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED.  THE TERMS OF THIS AGREEMENT MAY ONLY BE CHANGED BY ANOTHER WRITTEN AGREEMENT.

9.  Governing Law; Jurisdiction. This Agreement shall be governed by the laws of the State of OREGON, except to the extent superseded by Federal law. THE PLEDGOR HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT SITUATED IN THE COUNTY OR FEDERAL JURISDICTION OF THE BANK’S BRANCH WHERE THE LOAN WAS ORIGINATED, AND WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, WITH REGARD TO ANY ACTIONS, CLAIMS, DISPUTES, OR PROCEEDINGS RELATING TO THIS AGREEMENT, THE COLLATERAL, ANY RELATED DOCUMENT, OR ANY TRANSACTIONS ARISING THEREFROM, OR ENFORCEMENT AND/OR INTERPRETATION OF ANY OF THE FOREGOING. Nothing herein shall affect the Bank’s right to serve process in any manner permitted by law, or limit the Bank’s right to bring proceedings against the Pledgor in the competent courts of any other jurisdiction or jurisdictions.

10.  Waiver of Jury Trial.  THE PLEDGOR AND THE BANK HEREBY JOINTLY AND SEVERALLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, ALL DOCUMENTS RELATING TO THIS AGREEMENT, THE OBLIGATIONS HEREUNDER OR ANY TRANSACTION ARISING HEREFROM OR CONNECTED HERETO.  THE PLEDGOR AND THE BANK EACH REPRESENTS TO THE OTHER THAT THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY GIVEN.

Dated:	NOVEMBER 25, 2003

BIOJECT INC.
Pledgor Name (Corporation or Partnership)
(Individual Pledgor)

		(SEAL)	a	OREGON Corporation

Pledgor Name	N/A		By	/s/ Michael A. Temple

		(SEAL)	Name and Title	MICHAEL A. TEMPLE, EXECUTIVE VICE PRESIDENT

Pledgor Name	N/A		By

Name and Title

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